MANAGEMENT'S DISCUSSION OF FINANCIAL STATEMENTS

Northstar's wholesale revenues were US $168,736 for nine months ending December 31, 1998 and US $171,770 for seven months ending July 31, 1999. The gross profit was 48% for the nine months ended December 31, 1998 and 58% for the seven months ending July 31, 1999. Northstar's assets as of July 31,1999 totaled US $885,184. Long-term debt of US $489,739 consists of government interest-free loans and a loan of US $160,000 payable to Pathfinder Enterprises, Inc., a company controlled by a shareholder of Northstar, with monthly interest payments only to July 2002, secured by a floating charge debenture. There are shareholder loans of US $159,113 with no fixed terms of repayment. Northstar has an accumulated deficit of US $609,939 as of July 31,1999.

Index to Financials

  i) Northstar Electronics, Inc. for period of 7 months ending July 31, 1999 Consolidated and unaudited.
 ii) Northstar Technical, Inc. audited financials for period ending December 31,1998 includes auditors report.
iii) Northstar Technical unaudited financial statements for period ending July 31, 1999.
 iv) Northstar Technical unaudited financial statments for period ending September 30, 1999.

------------------------------------------------------------------------
  i)                         NORTHSTAR ELECTRONICS, INC.
                      (FORMALLY SCIENTIFIC TECHNOLOGIES, INC.)

                        INTERNAL CONSOLIDATED BALANCE SHEET

                                   (Unaudited)

                        FOR THE 7 MTHS ENDED JULY 31, 1999

                                                                        ASSETS

Current                                                                 US$

Bank and term deposit                                                    45,456.60
Receivables                                                             153,358.07
Inventory                                                                83,860.14
Prepaid Expenses                                                          2,549.06
                                                                        ==========
                                                                        285,223.87


Capital Assets                                                           24,759.53
Deferred development costs Netmind/contract                             575,201.06
                                                                        599,960.59
                                                                        ==========
                                                                        885,184.46

                                   LIABILITIES

Current
Payables and accruals                                                    73,187.01
Loans payable (Note 2)                                                   13,779.80
                                                                        ==========
                                                                         86,966.81


Long term debt ( Note 3)                                                489,738.61
Loans payable to Cabot Management Limited, no set terms of repayment     79,225.70
Loans payable to shareholders, no set terms of payment                   79,887.91
                                                                        ==========
                                                                        648,852.22

                               SHAREHOLDERS' EQUITY

Share Capital (Note 4)                                                  971,335.44
Earnings (loss) for period                                             (212,030.52)
Deficit                                                                (609,939.49)
                                                                        ==========
                                                                        149,365.43

                                                                        885,184.46


                         NORTHSTAR ELECTRONICS, INC.
                  (FORMALLY SCIENTIFIC TECHNOLOGIES, INC.)

                   INTERNAL CONSOLIDATED INCOME STATEMENT

                                (Unaudited)

                    FOR THE 7 MONTHS ENDED JULY 31, 1999

                                                                        US$
Revenue
Sales                                                                   171,769.89
Interest Income                                                             652.93
                                                                        ==========
                                                                        172,422.83

Less cost of goods sold                                                  72,812.34
                                                                         99,610.49

Expenses
Business Development                                                      1,277.16
Business Tax                                                                128.05
Commissions                                                              30,866.67
Depreciation                                                             54,407.64
Dues and fees                                                             3,234.33
Exchange                                                                 (9,005.94)
Insurance                                                                 1,047.37
Interest and Bank                                                        20,553.57
Lab Expenses                                                             84,662.08
Management Fees                                                          36,666.67
Marketing                                                                 1,492.81
Misc.                                                                       928.18
Office Expenses                                                          27,445.49
Professional Fees                                                        32,553.77
Rent                                                                     16,792.09
Salaries/Wages/employee benefits                                         49,732.57
                                                                        ----------
                                                                        352,782.53
Less:  allocation to Deferred Technology                                (41,141.52)
                                                                        ==========
                                                                        311,641.01

Earnings (loss)                                                        (212,030.52)

NOTES:
NORTHSTAR ELECTRONICS, INC.
(FORMALLY SCIENTIFIC TECHNOLOGIES, INC.)
NOTES TO INTERNAL INTERIM CONSOLIDATED
FINANCIAL STATEMENTS

(Unaudited)
JULY 31, 1999

 . Accounting treatment

This internal interim consolidated balance sheet has been prepared by combining the July 31st, 1999 internal non-consolidated balance sheet of Scientific Technologies Inc. and the internal balance sheet of NTI. On consolidation all intercompany receivable and payable balances have been eliminated.

 . Short term loans

9% TD Select Line of credit                                                $ 3,400
Short term loan Eastern Meridian per specific terms,
(repaid in full October, 1999)                                             $10,379
                                                                           =======
                                                                           $13,779


 . Long Term Debt

10% loan payable to Pathfinder Enterprises Inc. in monthly
interest payments only to July 5, 2002                                    $160,000
ACOA (Federal Government Agency) interest free loan repayable
in sixty monthly and consecutive installments of $2,170.                  $130,221

ACOA (Federal Government Agency) interest free loan repayable
in twenty-four monthly and consecutive installments of $4,167             $100,000
10% loan payable to Enterprise Newfoundland and Labrador in monthly
interest payments plus principal amount payable on demand.                $ 12,841

(cont.)
NORTHSTAR ELECTRONICS, INC.
(FORMALLY SCIENTIFIC TECHNOLOGIES, INC.)
NOTES TO INTERNAL INTERIM CONSOLIDATED
FINANCIAL STATEMENTS

(Unaudited)
JULY 31, 1999

 . Long Term debt (cont.)

ACOA (Federal Government Agency) interest free loan repayable in 36 monthly and consecutive installments of $4,373 beginning when full loan draw down is received. Secured by postponements on Cabot Management
Limited's loan of $87,224 and a shareholders' loan $12,707
                                                                         $ 86,676
                                                                         ========
                                                                         $489,738
 . Capital Stock
  Authorized
  20,000,000 preferred shares at $0.0001 par value
  100,000,000 common shares at $0.0001 par value

 . Issued and outstanding
  7,614,493 common shares                                                     761
  Additional paid in capital                                              970,574
                                                                         ========
                                                                         $971,335

-------------------------------------------------------------------------

 ii)  NORTHSTAR TECHNICAL INC.  St. John's,  Newfoundland
            FINANCIAL STATEMENTS
              Audited
            December 31, 1998
SULLIVAN, LEWIS AND WHITE-Charter Accountants

AUDITORS' REPORT-To the Shareholders of NTI

 We have audited the balance sheet of NTI as of December 31, 1998 and the statements of loss and deficit and changes in cash resources for the nine months then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.


 In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1998 and the results of its operations and the changes in its cash resources for the nine months then ended in accordance with generally accepted accounting principles.


The accompanying financial statements have been prepared assuming the company will continue as a going concern. To date the company's operations are mainly in the development stages and has not established revenues sufficient to cover its operating costs. It is management's opinion that the company's main NETMIND division and the new contract manufacturing division will generate future revenues sufficient to cover all costs and result in annual net incomes. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



St. John's, Newfoundland                   /s/ Sullivan, Lewis and White
July 14, 1999                              Chartered Accountants

NORTHSTAR TECHNICAL INC.
BALANCE SHEET
DECEMBER 31, 1998

                                                          December 31,      March 31,
                                   ASSETS                    1998             1998
Current
 Bank                                                       $1,238           $3,829
 Receivables (Note 2)                                      148,583          228,052
 Work in progress                                            3,688            7,101
 Inventory                                                  52,591           88,356
 Prepaid expenses                                            2,269            4,127

                                                           208,369          331,465

Capital assets (Note 3)                                     25,523           27,733
Deferred development costs (Note 4)                        768,311          824,744
Deferred charges (Note 5)                                  110,287           82,305

                                                        $1,112,490       $1,266,247


                                      LIABILITIES

Current
 Payables and accruals                                    $212,038         $199,556
 Loans payable (Note 6)                                    158,815          138,790
 Long term debt payable within one year (Note 7)            10,716          127,340

                                                           381,569          465,686

Long term debt (Note 7)                                    704,630          588,006

Loans payable to Cabot Management Limited, no set terms
 of repayment (Note 8)                                     138,339          136,530

Loans payable to shareholder, no set terms of repayment    120,370           83,602

                                                         1,344,908        1,273,824
                                                         =========        =========


Contingent liability (Note 9)

                                 SHAREHOLDERS' DEFICIENCY

Share capital (Note 10)                                    622,453          605,372

Deficit                                                   (854,871)        (612,949)

                                                          (232,418)          (7,577)

                                                         $1,112,490       $1,266,247


ON BEHALF OF THE BOARD:

___/s/Dr. Wilson Russell  Director

__/s/Mr. Frank Power      Director

The accompanying notes are an integral part of these financial statements.

                                 SULLIVAN, LEWIS AND WHITE

                                 NORTHSTAR TECHNICAL INC. 3.

                                STATEMENT OF LOSS AND DEFICIT

                             NINE MONTHS ENDED DECEMBER 31, 1998

                                                                 Nine Months     Year
                                                                 Ended           Ended
                                                                 December 31,    March 31,
                                                                 1998            1998



Revenue                                                          $252,565        $272,631

Direct costs                                                      147,155         140,891

Gross profit                                                      105,410         131,740

Other income                                                        8,231          13,934

                                                                  113,641         145,674

Expenses

 Amortization of capital assets                                     6,992          15,917
 Amortization of deferred development costs                        72,224          87,621
 Bank charges and interest                                         15,608          16,196
 Contract manufacturing division (Note 11)                         72,341         126,008
 Heat and light                                                     1,905          10,343
 Insurance                                                          1,838           2,027
 Interest on loans                                                 43,911          55,963
 Management and marketing fees                                      4,992          16,235
 Marketing/Market Research costs                                    3,606           5,742
 Municipal taxes                                                    1,249           2,960
 Miscellaneous                                                      5,194           3,855
 Office operating                                                  10,240          18,859
 Professional fees                                                 17,138          35,296
 Rent                                                              32,435          37,685
 Repairs and maintenance                                            2,423           4,693
 Telephone                                                          9,590          11,184
 Travel                                                             3,739           6,865

 Wages and benefits                                                50,138          66,992
 Write off obsolete inventory stock                                     -          14,405
 Less: Allocation to deferred development costs                         -        (149,808)

                                                                  355,563         389,038

Net loss (Note 12)                                               (241,922)       (243,364)

Deficit, beginning of period                                     (612,949)       (351,303)

                                                                 (854,871)       (594,667)


Dividends paid on preference shares                                     -         (42,282)

 Discount earned on redemption of Class A preference
   shares                                                               -          24,000


Deficit, end of period                                          $(854,871)      $(612,949)
                                                                ==========      ==========


The accompanying notes are an integral part of these financial statements.

SULLIVAN, LEWIS AND WHITE

NORTHSTAR TECHNICAL INC. 4.

STATEMENT OF CHANGES IN CASH RESOURCES

NINE MONTHS ENDED DECEMBER 31, 1998


                                                         Nine Months       Year
                                                         Ended             Ended
                                                         December 31,      December 31,
                                                         1998              1998
Cash provided by (used in)

 Operations

  Net loss                                                $(241,922)       $(243,364)
  Amortization                                              104,667          124,114
  Net change in non-cash working capital items              153,012           10,434

                                                             15,757         (108,816)

Financing

  Proceeds from long term debt                                  -            130,015
  Proceeds from issuance of common shares                    17,081          595,287
  Advances from Cabot Management Limited                      1,809            5,694
  Advances from shareholder                                  36,768           70,043
  Repayment of long term debt                                     -          (30,000)
  Discount on redemption of preference shares                     -           24,000
  Redemption of preference shares                                 -          (84,000)
  Payment of dividends on preference shares                       -          (42,282)
  Conversion of Class C preference shares                         -         (287,333)

                                                             55,658          381,424

 Investments

  Increase in deferred charges - net                        (53,433)        (102,881)
  Increase in deferred development cost - net               (15,791)        (152,496)
  Purchase of capital assets, net of investment
    tax credits                                              (4,782)         (11,304)

                                                            (74,006)        (266,681)

Net change in bank position                                  (2,591)           5,927

Bank position, beginning of period                            3,829           (2,098)

Bank position, end of period                                 $1,238           $3,829
                                                           ========         ========


The accompanying notes are an integral part of these financial statements.

                         SULLIVAN, LEWIS AND WHITE
                        NORTHSTAR TECHNICAL INC. 5.

                       NOTES TO FINANCIAL STATEMENTS

                             DECEMBER 31, 1998


1.   Significant accounting policies

 a.  Capital assets

Capital assets are recorded at cost less any government assistance and
are being amortizated over their   estimated useful lives using the rates
and methods set out below:


         Computer equipment                20% on a declining balance basis
         Computer software                 30% on a declining balance basis
         Office furniture and equipment    20% on a declining balance basis
         Leasehold improvements            20% on a straight line basis


  b.  Deferred development costs

All costs, including share of overhead costs, associated with the
development of  the NETMIND System have   been capitalized in these financial
statements as deferred development costs. These costs are being amortized against income on a straight line basis over a period of ten years. If it
becomes evident in a given   year that the sales market for this technology
declines , then the remaining costs will be amortized over a   shorter period.

The company acquired the initial technology for the NETMIND System from the
receiver of National    Petroleum and Marine Consultants Limited and Altair
Marine Systems Limited for the sum of $ 1.  Prior to   going into receivership,
these two companies had spent approximately $ 1,740,408 on the development of
this technology.   To date NTI has spent $ 1,847,795 on this technology,
including   overhead costs of $ 621,430, which has been reduced by various assistance and tax credits totalling $ 879,546 as referred to in Note 4.


 c.  Deferred charges

Deferred charges consist of initial planning, startup and overhead
costs related to contract manufacturing   in association with
Lockheed Martin - Federal Systems Inc.  These costs amounted to
$ 156,314 at December   31, 1998, as referred to in Note 5, and are
being amortized on a straight line basis over a five year term.


 d.  Inventory

  The company's inventory is valued at the lower of cost and net realizable value.


    e.  Investment tax credits

    Investment tax credit refunds arising from the incurrence of qualifying research and development expenditures have been recorded in these financial statements as a reduction of the applicable deferred development costs.


  f.  Government assistance

   The company has been awarded assistance under government programs.
Amounts received or receivable   under these programs are recorded
as a reduction in the cost of capital assets or as a reduction of the applicable deferred development costs.




                        NORTHSTAR TECHNICAL INC. 5a.

                       NOTES TO FINANCIAL STATEMENTS

                            DECEMBER 31, 1998


2. Receivables

============================================================
                                                             December 31,     March 31,
                                                                 1998           1998

 Trade                                                         $20,200        $137,701
 Government assistance                                               -          22,486
 Investment tax credit refunds                                 128,383          67,865

                                                              $148,583        $228,052
                                                              ========        ========

3. Capital assets

==============================
                                          December 31,                      March 31,
                                              1998                            1998
                                          --------------------------------------------
                                Cost      Accumulated        Net Book       Net Book
                                          Amortization         Value          Value

 Computer equipment            $6,654        $3,170           $3,484         $4,099
 Computer software              8,892         5,681            3,211          3,945
 Furniture and equipment       34,350        16,906           17,444         17,286
 Leasehold improvements        15,872        14,488            1,384          2,403

                              $65,768       $40,245          $25,523        $27,733
                              =======       =======          =======        =======


4. Deferred development costs



                                                             December 31,     March 31,
                                                                 1998           1998

 Wages and benefits                                            $693,362       $608,461
 Materials and other costs                                      173,736        165,160
 Subcontractors                                                 359,267        359,267
 Overhead                                                       621,430        621,430

                                                              1,847,795      1,754,318


 Less:
   Government assistance                                        380,133        362,965
   Other assistance                                              61,685         61,685
   Investment tax credits                                       437,728        377,210

                                                                968,249        952,458

 Less:  Amortization                                            199,938        127,714

                                                               $768,311       $824,744



                               NOTES TO FINANCIAL STATEMENTS

                                    DECEMBER 31, 1998


5.  Deferred charges - Contract Manufacturing Division

============================================================
                                                             December 31,     March 31,
                                                                 1998           1998

   Planning and start up costs                                  $28,951       $28,951

       Overhead costs (Note 10)                                 127,363        73,930

                                                                156,314       102,881

    Less:  Amortization of deferred charges                      46,027        20,576

                                                               $110,287       $82,305
                                                              ========      ========


6. Loans payable

============================================================
                                                             December 31,     March 31,
                                                                 1998           1998

 10% loan payable to Enterprise Newfoundland
   and Labrador in monthly interest payments
   plus principal amount payable on demand                     $20,473         $22,451

 12% loan payable to Eastern Meridian Mining
   Corporation including accrued interest, to be
   repaid in full by March 1, 1999, secured by the
   personal guarantee of Wilson Russell                         83,036          75,939

 Loan payable to Toronto-Dominion bank,
   secured by the personal guarantee of
   Wilson Russell.  This loan was repaid
   in full on September 24, 1998                                     0          20,000

 Loan payable to Brian Gamberg repaid in full
   on April 15, 1998                                                 0          20,400



 Loan payable to Dr. Carl Wesolowski                            55,306               0

7.Long Term Debt                                               $158,815        $138,790
                                                              ========        ========

============================================================
                                                             December 31,     March 31,
                                                                 1998           1998

 ACOA 7.5% loan with monthly principal repayments
  of $ 3,256 commencing June 1, 2000                          $195,331        $195,331

 ACOA 10.9 % loan with monthly principal repayments
  of $ 1,786 beginning July 1, 1999                            150,000         150,000

 10% loan payable to Pathfinder Enterprises Inc. in
   monthly interest payments only to July 5, 2002,
   secured by a floating charge debenture                      240,000         240,000

 ACOA 6.25% loan repayable in 72 monthly consecutive
   instalments of $ 3,280 beginning July 1, 2000 if full
   loan draw down is received.  Secured by postponements
   on Cabot Management Limited's loans of $ 130,836 and
   shareholders' loan of $ 19,060                              130,015         130,015

                                                               715,346         715,346


 Less: Long term debt payable within one year                   10,716         127,340

                                                              $704,630        $588,006
                                                              ========        ========


8. Loans payable - Cabot Management Limited

 Cabot Management Limited, an associated company, has the option to
convert their interest free loans,   totalling $ 138,339 at December
31, 1998, to common shares of Scientific Technologies Inc. (See Note 13)


9. Contingent liability

 The company is presently involved in a dispute with their distributing
agent, whose contract has now been   terminated due to non-payment for
NETMIND systems sold to them.  This termination has lead to court action, the outcome of which is unknown as at the financial statements date.


10. Share capital

============================================================
                                                             December 31,     March 31,
                                                                 1998           1998

 Authorized
  An unlimited number of Class A common shares
    with no par value
  An unlimited number of Class A preference shares
    with no par value
  An unlimited number of 10% redeemable, retractable,
    cumulative, non-voting, participating Class B preference
    shares with no par value
  An unlimited number of 10% redeemable, retractable,
    cumulative, non-voting, participating Class C preference
    shares with no par value
 Issued and outstanding 14,704,440 Class A common shares       $622,453     $605,372



11. Contract Manufacturing Division

                                                         Nine Months       Year
                                                         Ended             Ended
                                                         December 31,      December 31,
                                                         1998              1998

 Amortization of deferred charges (Note 5)               $25,451           $20,576
 Contract labor                                                0            25,000
 Operating expenses                                        1,199            63,356
 Salaries and benefits                                   105,667           136,038
 Less:    Direct costs on contract with Lockheed
             Martin - Federal Systems, Inc.                    0           (25,133)
             Wage subsidy/NRC funding                     (6,543)          (19,899)

                                                         125,774           199,938

 Less: Allocation to deferred charges (Note 5)           (53,433)          (73,930)

                                                         $72,341          $126,008
                                                         ========         ========


12. Income taxes

     The company has losses carried forward totalling $ 1,531,226 which have
not been recognized in these   financial statements.  These losses carried
forward can be applied against otherwise taxable income and if   unused will
expire in the following years:

December 31, 1999 -   $3,811
December 31, 2001 -  $37,523
December 31, 2002 -  $94,492
December 31, 2003 - $512,179
December 31, 2004 - $367,846
December 31, 2005 - $515,375


 Also the company's book values of deferred development costs and deferred charges exceeds their income tax values by $ 878,598 as at December 31, 1998.

 The net deferred income taxes debit related to both of these items have not been reflected in these financial statements.


13. Subsequent event

  On January 26, 1999 the merger between NTI and Scientific Technologies Inc. was completed which resulted in Northstar Technical Inc. becoming a wholly owned subsidiary of Scientific Technologies Inc., a US public trading company.

  On January 15, 1999 and January 26, 1999 the shareholders of Northstar Technical Inc. exchanged their 14,704,440 common shares for 4,901,480 common shares in Scientific Technologies Inc. on the basis of three Northstar shares for every one share of Scientific.

SULLIVAN, LEWIS AND WHITE
-------------------------------------------------------------------------

iii)                                Northstar Technical Inc.
                                   St. John's, Newfoundland
                                          Internal
                                Unaudited Financial Statements

                                        July 31,1999


                                   Northstar Technical Inc.
                                        Balance Sheet
                                    As at July 31, 1999
                                          Unaudited

                                                   Current                 Year Ended
                                                   Balance               Dec.  31, 1998

                      Assets

Current

   Bank                                           28,275.60                  1,237.72
   Accounts Receivable                           230,037.10                148,582.94
   Inventory                                     125,790.21                 56,279.65
                                                 -----------               ----------
                                                 387,926.50                208,368.34

Fixed Assets, Net of Accumulated Depreciation

  Computer  Equipment  St. John's                  6,637.49                  6,142.51
  Accum Deprec. Computer SA                       (3,274.47)                (2,908.51)
  Computer Equipment Vancouver                     1,808.16                    511.38
  Computer Software St. John's                     9,137.86                  8,891.88
  Accum Deprec. Software SJ                       (6,258.10)                (5,680.88)
  Accum Deprec. Computer SJ                         (261.38)                  (261.38)
  Furniture and Equipment  St. John's             33,575.99                 30,590.09
  Accum Deprec. Furn St. John's                  (16,518.87)               (14,650.29)
  Furniture and Equipment Vancouver                3,759.64                  3,759.64
  Accum Deprec. Furn & Equip VA                   (2,462.07)                (2,255.64)
  Lab Equipment                                   11,369.97                      0.00
  Leasehold   Improvements SA                     15,163.31                 14,488.23
  Amortization St. John's                        (15,538.23)               (14,488.23)
                                                ------------             ------------
Total Fixed Assets                                37,139.30                 25,522.80

Deferred Technology Costs

   Deferred Technology Costs                    1,186,275.77             1,124,563.49
   Amortization Deferred Tech.                   (323,474.18)             (245,965.21)
                                                ------------             ------------
   Total Deferred Technology Costs                862,801.59               878,598.28

                                                ------------             ------------
Total Assets                                    1,287,867.39             1,112,489.42
                                                ============             ============

Northstar Technical Inc.
Liabilities and Shareholders' Equity
As at July 31, 1999
Unaudited
Liabilities


                                                          Current         Year Ended
                                                          Balance         Dec. 31, 98

Current
   Payables and Accruals                                 47,185.18          80,567.36
   Trade Payables                                        49,376.33         128,415.22

   Total Current Liabilities                             96,561.51         208,982.58

Short Term Loan
   Accounts Payable adventure                                 0.00          55,305.76
   A/P Eastern Meridian Mining                           15,569.54          83,036.27
   Loan Payable   (TD 32101169)                           5,100.16               0.00

   Total                                                 20,669.70         138,342.03


Long Term Liabilities
   Adventure Capital                                    240,000.00         240,000.00
   Acoa Provisonally Repayable                          325,346.00         325,346.00
   Acoa Action Loan                                     150,000.00         150,000.00
   Cabot Management                                     118,838.55         138.338.55
   Accounts Payable Enl                                  19,261.91          20,473.23
   Due to STI                                           679,024.85           3,055.40
   Shareholders Loans Russel                             64,831.87         120,369.55

Total Long Term Liabilities                           1,597,303.18         997,582.73

Equity

Shareholders Equity
    Common W. E. Russel                                      80.00              80.00
    Common  Adventure Capital                            10,000.00          10,000.00
    Common   J. Radford                                       5.00               5.00
    Class A Common Shareholders                         612,368.31         612,368.31

Total Shareholders' Equity                              622,453.31         622,453.31

Retained Earnings                                      (854,871.23)       (854,871.23)
Profit (Loss) For period                               (194,249.08)              0.00

Total                                                (1,287,867.39)       (854,871.23)

Total Liabilities and Equity                          1,287,867.39       1,112,489.42

Northstar Technical Inc.
Accounts Receivable
As at July 31, 1999
Unaudited


                                                    Current              Year Ended
                                                    Balance             Dec. 31, 1998
Accounts Receivable


Accounts Receivable Control                         148,665.04             20,051.40
A/R Employee Advances                                   500.00                  0.00
A/R HST                                              20,206.12                  0.00
A/R SR&ED                                            60,517.54            128,382.54
A/R Other                                               148.40                149.00

   Total Receivable                                 230,037.10            148,582.94



Northstar Technical Inc.
Consolidated Departments
Statements of Earnings
7 Periods Ended July 31, 1999
Unaudited


                                                     Current                 Current
                                                      Month                    YTD

Revenue:
    Sales/Contract/Misc Revenue                       220.17                 257,654.84

    Revenue                                           220.17                 257,654.84

Cost of goods sold
     Cost of goods sold                               552.37                 109,218.51

     Total cost of goods sold                         552.37                 109,218.51

     Gross Profit                                    (332.20)                148,436.33

Add Government support

Total  Government  Support                              0.00                       0.00

Total                                                (332.20)                148,436.33

Expenses:
    Lab Expenses                                    24,597.02                126,993.12
    Business Tax                                      (428.91)                   192.08
    Depreciation                                    67,421.07                 81,611.46
    Interest                                         4,618.52                 30,350.25
    Office Expenses                                  2,277.50                 38,327.26
    Salaries/wages/Emp/ Benefits                    11,284.39                 74,598.86
    Professional Fees                                2,645.00                 23,326.24
    Rent                                             3,633.75                 25,188.14
    Insurance                                          274.34                  1,571.06
    Marketing                                          525.00                  2,239.22
    Less: Allocation to deffered Technology Cost   (61,712.28)               (61,712.28)
                                                    55,135.40                342,685.41
    Earnings (Loss)                                (55,467.60)              (194,249.08)

    Earnings (Loss) Before Income Taxes            (55,467.60)              (194,249.08)

    Net Earnings (Loss) For Period                 (55,467.60)              (194,249.08)

--------------------------------------------------------------
iv)        NORTHSTAR ELECTRONICS INC
 INTERIM CONSOLIDATED FINANCIAL STATEMENTS
             (U.S. Dollars)
              (Unaudited)
           September 30, 1999
            C O N T E N T S
                                                        Page
Interim Consolidated Balance Sheet                         1
Interim Consolidated Income Statement                      2
Interim Consolidated Statement of Shareholders' Equity     3
Interim Consolidated Statement of Changes in Cash Resources4
Notes to Interim Consolidated Financial Statements         5

NORTHSTAR ELECTRONICS, INC.
INTERIM CONSOLIDATED BALANCE SHEET
(U.S. Dollars)
(Unaudited)
September 30, 1999

ASSETS
(Note 4)                                      September 30,          December 31,
                                                    1999                 1998
Current

         Cash                                      $13,471               $2,231
         Receivables                               275,229               99,055
         Inventory                                  83,029               37,519
         Prepaid expenses                            4,393                1,513

                                                   376,122              140,319

Capital Assets                                      25,431               17,016

                                                  $401,553             $157,335

LIABILITIES

Current
         Payables and accruals                     $86,784             $167,541
         Loans payable                              27,026              116,039

                                                   113,810              283,580

Long term debt ( Note 2)                           526,061              476,897
Loans payable to Cabot Management Limited           77,959               92,226
Loans payable to shareholder                        63,740               80,246
Contigent liabilites (Note 5)                         -0-                 -0-

  Total Liabilites                                 781,570              932,949

SHAREHOLDERS' EQUITY

Share Capital (Note 3)                           1,003,069              440,069
Deficit                                         (1,383,086)          (1,215,684)

                                                  (380,017)            (775,615)

                                                  $401,553             $157,334

NORTHSTAR ELECTRONICS, INC.
INTERIM CONSOLIDATED INCOME STATEMENT
(U.S. Dollars)
(Unaudited)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                                    (Note 4)
                                        Nine Months                Nine Months
                                           Ended                      Ended
                                     September 30, 1999         December 31, 1998


Sales                                     $321,013                   $168,377

Cost of goods sold                         112,862                     98,103

Gross profit                               208,151                     70,274

Expenses
      Business Development                   1,430                          -
      Business Tax                             271                        833
      Commissions                           46,300                          -
      Depreciation                           3,517                      4,662
      Dues and fees                          5,010                          -
      Exchange                               2,400                          -
      Insurance                              1,410                      1,226
      Interest and bank charges             23,081                     39,287
      Lab Expenses                          15,958                      2,482
      Marketing                              4,592                      5,061
      Misc.                                  1,392                          -
      Office Expenses                       69,490                     27,573
      Professional Fees                     62,119                     11,425
      Rent                                  21,015                     10,898
      Salaries/Wages/employee benefits     117,568                     75,030
      Organizational cost                        -                     38,000
      Commitment fees                            -                     10,000
      Research and development cost              -                     10,527
      Contract manufacturing cost                -                     35,622

                                           375,553                    272,626

Net loss                                  (167,402)                  (202,352)

Deficit, beginning of period            (1,215,684)                (1,013,332)

Deficit, end of period                 $(1,383,086)               $(1,215,684)

Net loss per share                          $(0.02)                    $(0.09)

Weighted average number of
common shares outstanding                6,971,244                  2,140,000


NORTHSTAR ELECTRONICS INC.
INTERIM CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
(U.S. Dollars)
(Unaudited)
NINE MONTHS ENDED SEPTEMBER 30, 1999

                    Common    Shares   Additional                   Total
                    Number    Amount  Paid-In Capital  Deficit      Shareholders
                                                                    Equity
Balance,            2,140,000   $214   $439,855      $(1,215,684)  $(775,615)
December 31, 1998

Common shares
issued for
cash for
$1.00 per share

 January 25, 1999    100,000    10      99,990
 January 29, 1999    200,000    20      199,980
 January 29, 1999     63,000     6      62,994
 June 29, 1999       200,000    20      199,980

Common shares
on exchange        4,901,493   490        (490)
(Note 3a)
Balance,
September 30,1999  7,604,493  $760     $1,002,309      $(1,383,086)   $(380,017)


NORTHSTAR ELECTRONICS INC.
INTERIM CONSOLIDATED STATEMENT OF CASH FLOWS
(U.S. Dollars)
(Unaudited)
NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                                                (Note 4)
                                                     Nine Months Ended      Nine Months Ended
                                                     September 30, 1999     December 31, 1998
Cash provided by (used in)

 Operations

    Net loss                                              $(167,402)            $(202,352)
    Depreciation                                              3,517                 4,662
    Net change in non-cash working capital items           (394,333)              138,352

                                                           (558,218)              (59,338)

 Financing activities

    Proceeds from issuance of common shares                 563,000                36,487
    Proceeds from long term debt                             50,355                     -
    Advances (to) from Cabot Management Limited             (14,267)                1,206
    Advances (to) from shareholder                          (16,506)               24,512
    Repayment of long term debt                              (1,191)                    -

                                                            581,391                62,205

 Investing activities

    Purchase of capital assets                              (11,933)               (3,189)

Increase in cash                                             11,240                  (322)

Cash, beginning of period                                     2,231                 2,553

Cash, end of period                                         $13,471                $2,231


NORTHSTAR ELECTRONICS INC. 5.

NOTES TO INTERIM CONSOLIDATED

FINANCIAL STATEMENTS

(Unaudited)

September 30, 1999


1. Basis of presentation

These unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States for interim financial information. These financial statements are condensed and do not include all disclosures required for annual financial statements. The organization and business of the Company, accounting policies followed by the Company and other information are contained in the notes to the Company's audited consolidated financial statements filed as part of the Company's Registration Statement Form SB-1.

In the opinion of the Company's management, these financial statements reflect all adjustments necessary to present fairly the Company's consolidated financial position at September 30, 1999 and the consolidated results of operations and the consolidated statement of cash flows for the nine months ended September 30, 1999. The results of operations for the nine months ended September 30, 1999 are not necessarily indicative of the results to be expected for the entire fiscal year.


2. Long term debt

                                                       September 30,      December 31,
                                                           1999               1998

 10% loan payable to Pathfinder Enterprises Inc.
  in monthly interest payments only to July 5, 2002      $160,000           $160,000


  ACOA (Federal Government Agency) interest free
   loan repayable in sixty monthly and consecutive
 installments of $ 2,170                                  130,221            130,221


  ACOA (Federal Government Agency) interest free
   loan repayable in twenty-four monthly and
   consecutive installments of $ 4,167                     98,809            100,000


  ACOA (Federal Government Agency) interest free
   loan payable in 36 monthly and consecutive
   installments of $ 4,373 beginning when full loan
   draw down is received.  Secured by postponements
   on Cabot Management Limited's loan of $ 87,224
   and a shareholders' loan of $ 12,707.                  137,031             86,676


                                                         $526,061           $476,897


NORTHSTAR ELECTRONICS INC. 5a.
NOTES TO INTERIM CONSOLIDATED
FINANCIAL STATEMENTS
(Unaudited)
September 30, 1999
3. Capital stock

                                                       September 30,      December 31,
                                                           1999               1998

 Authorized

   20,000,000 preferred shares at $ 0.0001 par value
  100,000,000 common shares at $ 0.0001 par value

  Issued and outstanding

   7,604,493 common shares (1998 - 2,140,000)               $760               $214
   Additional paid in capital                          1,002,309            439,855

                                                      $1,003,069           $440,069


a) On January 15, 1999 and January 26, 1999 the shareholders of Northstar Technical Inc. exchanged their 14,704,479 common shares for 4,901,493 common shares of Northstar Electronics Inc. on the basis of three Northstar Technical shares for every one share of Northstar Electronics Inc. The value of these shares were $ 414,969.

b) Also during January, 1999 the company completed offerings for 363,000 shares of its common stock at $ 1.00 per share. Proceeds from these offerings were $ 363,000.

c) On June 29, 1999 the company completed an offering for 200,000 shares of its common stock at $ 1.00 per share. Proceeds from this offering was $ 200,000.


4. Comparative figures

The comparative figures were for the nine months ended December 31, 1998 as the nine months ended September 30, 1998 were not readily available and there would be no material differences in these comparatives.

5. Contingent liability

The company is a defendant in a lawsuit commenced against them by their former master distributor. The former distributor has alleged that the company has interfered with the ability of the former distributor to selll products. The company has filed a counterclaim for monies owing by the former distributor to the company. An adverse outcome to the lawsuit could have an adverse material impact upon the company and the range of possible loss could be from $ 0 to $ 1,300,000.